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Eaton Vance California Municipal Income Trust

Eaton Vance Municipal Income Trust

(Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Certain Eaton Vance Closed-End Funds Announce Telephonic Annual Meeting
Of Shareholders On March 18, 2021

BOSTON, MA, March 8, 2021 — The following notice relates to the combined Annual Meeting of Shareholders of Eaton Vance California Municipal Income Trust (NYSE American: CEV) and Eaton Vance Municipal Income Trust (NYSE American: EVN):

Notice That Annual Meeting Of Shareholders

Will Be A Telephonic Meeting

Due to the public health impact of the coronavirus pandemic (COVID-19), travel guidelines in Massachusetts and surrounding areas, and to support the health and well-being of our shareholders, NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Shareholders of Eaton Vance California Municipal Income Trust and Eaton Vance Municipal Income Trust (each, a “Fund” and together, the “Funds”) to be held on Thursday, March 18, 2021 at 11:30 a.m. Eastern Time (the “Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Meeting in person.

If, as of January 5, 2021, you were a record holder of Fund shares (i.e., you held Fund shares in your own name directly with the Fund), you are entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. If you wish to participate in the Meeting, you should email your full name and address to AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com and include the Fund’s name in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on March 17, 2021. You will then be provided with the conference call dial-in information and instructions for voting during the Meeting.

If, as of January 5, 2021, you held Fund shares through an intermediary (such as a broker-dealer) and you wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on March 17, 2021. AST will then email you the conference call dial-in information and instructions for voting during the Meeting.

The Funds and the Boards of Trustees are closely monitoring the evolving COVID-19 situation and, if circumstances warrant, the Funds will issue one or more additional press releases updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, the Funds urge you to submit your vote in advance of the Meeting by one of the methods described in the Funds’ proxy. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions.

By Order of the Board of Trustees,

/s/ Maureen A. Gemma

Maureen A. Gemma

Secretary

The Funds’ investment adviser is Eaton Vance Management. Eaton Vance Corp. was acquired by Morgan Stanley on March 1, 2021. Its Eaton Vance Management, Parametric, Atlanta Capital and Calvert investment affiliates are now part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. These investment managers offer a diversity of investment approaches, encompassing bottom-up fundamental active management, responsible investing, systematic investing and customized implementation of client-specified portfolio exposures.

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